Commitment and Contingent Liabilities	12 Months Ended
Dec. 31, 2017
Commitment and Contingent Liabilities [Abstract]
COMMITMENT AND CONTINGENT LIABILITIES

NOTE 9 – COMMITMENT AND CONTINGENT LIABILITIES

A.	From 2012 through 2013, the Company received grants from the OCS (Office of the Chief Scientist) in the total amount of $162,017, for its plans to develop a series of patient-friendly blood tests that enable the early detection of a variety of cancers (the “Development Plan”). Such contingent obligation has no expiration date. During 2016, the OCS approved further grants (under same terms) up to a maximum amount of approximately $185,000, of which the Company received $110,220 during 2016. The receipt of such amounts is dependent on numerous conditions being met. No amounts were received during 2017. The Company is required to pay royalties to the OCS at a rate of 3% in the first three years and 3.5% starting from the fourth year, of the proceeds from the sale of the Company’s products arising from the Development Plan up to an amount equal to $272,237, plus annual interest equal to 12-month LIBOR applicable to dollar deposit.

B.	At inception of the Company, the Company entered into a license agreement with the Licensors in which the Company obtained an exclusive world-wide license to develop, research, commercialize, produce, market and sub-license, products based on the Licensors’ technology. The Company’s technology is built on this license which is therefore material to the Company. According to the license agreement, future royalties would be paid to the licensors based on the following royalty rates:

On net sales of:	%
● leukemia related products	3.0
● other products	2.5
● in certain limited circumstances, rates may be reduced to	2.0

On fixed sublicense income (with no sublicense income on sales by sub licensee):	%
● leukemia related products	20.0
● other products	15.0

On fixed sublicense income (with sublicense income on sales by sub licensee):	%
● leukemia related products	10.0
● other products	7.5

Without any connection to the Company’s sales, the Company is required to pay minimum royalties to the Licensors according to the following schedule (subject to the termination clause described below):

1. Year 2015 - $10,000

2. Year 2016 - $25,000

3. Year 2017 and on - $50,000 per year.

In any specific year, the total royalties payable to the Licensors shall be the higher of:

● the regular royalties based on the royalty rates as described above and

● the minimum royalties.

The minimum royalties will be paid to the Licensors regardless of whether the Company succeeds in generating revenues from sales of the products arising from the usage of the Licensors’ technology.

The license agreement is for an unlimited term, unless terminated earlier by either of the parties. Each party is entitled to terminate the agreement as a result of a material breach or a failure to comply with a material term by the other party, as a result of liquidation or insolvency of the other party (“Termination for Cause”). In addition, the Company is entitled to terminate the agreement if at any time, during the period of 7 years following the effective date of the transaction, the Company, at its sole discretion, determines that commercialization of the leukemia licensed products is not commercially viable. After such period, the Company is not entitled to terminate this license agreement other than in accordance with the Termination for Cause provisions. As of December 31, 2017, the Company had not yet reached a determination regarding the probability of the commercialization of the licensed products.

However, as this 7 years’ period already passed as of December 31, 2017, the Company accrued the amount of the non-cancellable minimum royalties and the future liability with respect to the commitment to pay minimum royalties to the Licensors for any future periods in a total amount of $323,000 of which $135,000 is considered as current liability and $188,000 is considered as non current. This balance was measured based on the future cash payments discounted using an interest rate of 21% which represents, according to management estimate, the applicable rate of risk for the Company.

During 2017, the Company and the Licensors agreed on an amendment to the agreement in respect of the years 2015, 2016 and 2017 (in an aggregate amount of $85,000), according to which the minimum royalties payable to the Licensors shall be paid on the earlier of (i) August 1, 2017; and (ii) within 3 days following the date on which the Company shall have received an equity investment with net proceeds of not less than $10,000,000. As of December 31, 2017, the Company had not paid any of the minimum royalties to the Licensors. As of May 15 2018 the Company and the Licensor are negotiate to reanneal the agreement in respect of the amounts of the minimum royalties.

C.	In January 2015, the Company signed a one-year lease agreement for the lease of 108 sq.m. of office space in Rehovot, Israel for a monthly consideration of NIS 6,780 (approximately $1,750). The lease was renewed by the Company for an additional term of two years at NIS 7,000 (approximately $ 1,800) per month. Lease payments are linked to the Israeli CPI based on the CPI published on February 15, 2015, which until December 31, 2017, has not changed significantly. The total future lease commitments from January 2018 and onwards (until December 2018) is approximately NIS 84,000 ($24,000).

D.	In October 2015, the Company signed an agreement with a non-Israeli company to procure governmental and quasi-governmental grants to support the research and development of the Company. The agreed upon fee for such service is totally dependent on the success of obtaining such grants, so that the Company will never incur a net cost in this regard. After paying approximately $56,000, the Company will thereafter pay 10% of the grants received. During 2016, the Company received approximately $56,000, which was paid out as per the above-mentioned agreement. As of December 31, 2017, the Company did not receive and does not expected to receive any amounts regarding this agreement.